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                                                                   EXHIBIT 10.30

                                                                  Execution Copy

                                 AMENDMENT NO. 5
                               TO CREDIT AGREEMENT
                             AS AMENDED AND RESTATED

                                                            As of April 22, 1998


         BOOTH CREEK SKI HOLDINGS, INC., a Delaware corporation (together with its successors and assigns, "BCS Holdings"), BOOTH CREEK SKI ACQUISITION CORP., a Delaware corporation (together with its successors and assigns, "BCS Acquisition"), TRIMONT LAND COMPANY, a California corporation (together with its successors and assigns, "Northstar-at-Tahoe"), SIERRA-AT-TAHOE, INC., a Delaware corporation (together with its successors and assigns, "Sierra-at-Tahoe"), BEAR MOUNTAIN, INC., a Delaware corporation (together with its successors and assigns, "Bear Mountain"), WATERVILLE VALLEY SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Waterville"), MOUNT CRANMORE SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Cranmore"), SKI LIFTS, INC., a Washington corporation (together with its successors and assigns, "Ski Lifts"), GRAND TARGHEE INCORPORATED, a Delaware corporation (together with its successors and assigns, "Grand Targhee"), LMRC HOLDING CORP., a Delaware corporation (together with its successors and assigns, "LMRC Holding"), LOON MOUNTAIN RECREATION CORPORATION, a New Hampshire corporation (together with its successors and assigns, "Loon"), and LOON REALTY CORP. (together with its successors and assigns, "Loon Realty", and together with BCS Holdings, BCS Acquisition, Northstar-at-Tahoe, Sierra-at-Tahoe, Bear Mountain, Waterville, Cranmore and Ski Lifts, Grand Targhee, LMRC Holding and Loon, the "Borrowers", and each a "Borrower"), BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), a national banking association (together with its successors and assigns, "BankBoston"), any other Lenders from time to time party hereto, and BankBoston, as agent for itself and the other Lenders (the "Agent") hereby agree as follows:

1. Reference to Credit Agreement: Definitions. Reference is made to the Credit Agreement dated as of December 3, 1996, as amended and restated as of March 18, 1997, as further amended and in effect on the date hereof (the "Credit Agreement"), among the Borrowers, BankBoston and the Agent. The Credit Agreement as amended by this Amendment is referred to herein as the "Amended Credit Agreement". Terms defined in the Amended Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

2. Amendments to the Credit Agreement. Subject to all the terms and conditions hereof, effective as of the date hereof, the Credit Agreement is hereby amended as set forth herein.





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         2.1. Amendment to Definitions. The definition of the term "Star
Resorts" is hereby deleted in its entirety.

         2.2. New Definition. A new definition is added to Section 1, immediately following the definition of the term "Northstar-at-Tahoe Security Agreement", to read in its entirety as follows:

              ""Northstar Club" means Northstar Club, L.L.C., a California limited liability company, together with its successors and assigns."

         2.3. Amendment to Section 7.6. The sections previously designated as
Section 7.6.18, 7.6.19 and 7.6.20 are hereby deleted in their entirety.

         2.4. Amendment to Section 7.6. Three new sections are hereby added immediately following Section 7.6.16, to read in their entirety as follows:

              "7.6.17. Indebtedness in respect of the obligations of Northstar-at-Tahoe to Star Resorts, pursuant to the Agreement to Purchase and Sell Units between Northstar Club and Northstar-at-Tahoe, dated as of October 27, 1997 and as amended as of the date hereof, such obligations not to exceed in the aggregate $700,000.

              "7.6.18. Indebtedness in respect of the 7.5% Subordinated Notes; provided, however, that such Indebtedness shall not exceed $1,152,000 in aggregate principal amount; and provided, further, that the Borrowers shall maintain a segregated account of cash or Cash Equivalents, in an amount (and with matched maturities) sufficient to pay the principal, interest and any prepayment fees as they accrue and upon redemption; and provided, further, that the Borrowers shall not undertake or enter into any amendment, refinancing or other modification of the 7.5% Subordinated Notes.

              "7.6.19. Indebtedness in respect of Interest Rate Protection Agreements between BCS Holdings and the Agent."

         2.5. Amendment to Section 7.8. A new section is added immediately following Section 7.8.9, to read in its entirety as follows:

              "7.8.10. Liens granted pursuant to the Option Agreement dated as of the date hereof between Northstar-at-Tahoe and Northstar Club."

         2.6. Amendment to Section 7.9.13. Section 7.9.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

              "7.9.13. Investments consisting of a Promissory Note made by Northstar Club, not to exceed $700,000 in principal amount and the related Agreement to Purchase and

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         Sell Real Property between Northstar Club and Northstar-at-Tahoe, dated as of October 27, 1997, as amended as of the date hereof."

         2.7. Amendment to Section 7.12. Section 7.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "7.12. Merger and Dispositions of Assets. None of the Borrowers will become a party to any merger or consolidation, and none of the Borrowers will sell, sell and lease back, lease, sublease or otherwise dispose of any of its assets; provided, however, that so long as immediately prior to and after giving effect thereto no Default exists, the Borrowers may sell or otherwise dispose of (i) inventory in the ordinary course of business, (ii) tangible assets to be replaced in the ordinary course of business by other assets of substantially equal or greater value, (iii) assets to any Borrower; (iv) assets consisting of less than one acre of real property owned by Northstar-at-Tahoe, to be sold to Northstar Club pursuant to the Agreement to Purchase and Sell Real Property dated as of October 27, 1997 as amended as of the date hereof; (v) tangible assets either obsolete or no longer used or useful in the business of the Borrowers; provided, however, that the aggregate fair market value (or book value, if greater) of the assets sold or disposed of pursuant to this clause (v) shall not exceed $1,000,000 in any fiscal year, and (vi) assets consisting of approximately 2.11 acres of real property owned by Northstar-at-Tahoe, if sold to Northstar Club in accordance with the terms of the Option Agreement dated as of the date hereof between Northstar-at-Tahoe and Northstar Club."

3. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, and to continue to extend credit to the Borrowers under the Amended Credit Agreement, each of the Borrowers represents and warrants to the Lenders that:

         3.1. Organization and Qualification. Each of the Borrowers is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power necessary to execute and deliver this Amendment and to perform its obligations thereunder and under the Amended Credit Agreement.

         3.2. Corporate Authority. The execution, delivery and performance of this Amendment and the Amended Credit Agreement, and the borrowings and transactions contemplated hereby and thereby, are within the corporate power and authority of each of the Borrowers and have been authorized by proper corporate proceedings, and do not and will not (a) require any consent or approval of the stockholders of any of the Borrowers, (b) contravene any provision of the charter documents or by-laws of any of the Borrowers or any law, rule or regulation applicable to any of the Borrowers, (c) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other agreement, instrument or undertaking binding on any of the Borrowers, or (d) result in or require the imposition of any Lien on any of the properties of any of the Borrowers.


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         3.3. No Default. No Default under the Credit Agreement now exists, and after giving effect to this Amendment no Default under the Amended Credit Agreement shall exist.

4. Miscellaneous. Except to the extent specifically amended hereby, the provisions of the Credit Agreement shall remain unmodified, and the Amended Credit Agreement is hereby confirmed as being in full force and effect. The Borrowers hereby affirm that, after giving effect to this Amendment, the security interests contemplated by the Credit Agreement and all other Credit Documents attach in favor of the Agent so as to secure due and punctual performance of all Credit Obligations contemplated by the Amended Credit Agreement.

         This Amendment may be executed in any number of counterparts which together shall constitute one instrument, shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws rules of any jurisdictions, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns pursuant to Section 12 of the Amended Credit Agreement.



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         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                            BOOTH CREEK SKI HOLDINGS, INC.
                                            BOOTH CREEK SKI ACQUISITION CORP.
                                            TRIMONT LAND COMPANY
                                            SIERRA-AT-TAHOE, INC.
                                            BEAR MOUNTAIN, INC.
                                            WATERVILLE VALLEY SKI RESORT, INC.
                                            MOUNT CRANMORE SKI RESORT, INC.
                                            SKI LIFTS, INC.
                                            GRAND TARGHEE INCORPORATED
                                            LMRC HOLDING CORP.
                                            LOON MOUNTAIN RECREATION CORPORATION
                                            LOON REALTY CORP.


                                            By: Jeffrey J. Joyce
                                                -----------------------------
                                            Title: Executive Vice President,
                                                   Finance


                                            BANKBOSTON, N.A.,
                                              as Agent


                                            By: Carlton F. Williams
                                                -----------------------------
                                            Title: Director


                                            BANKBOSTON, N.A.,
                                              as Lender


                                            By: Carlton F. Williams
                                                -----------------------------
                                            Title: Director